THE MARSICO INVESTMENT FUND

Marsico Midcap Growth Focus Fund

Supplement dated September 15, 2022

to the Prospectus and Statement of Additional Information (“SAI”) dated January 31, 2022, as supplemented

The purpose of this supplement is to update information relating to the portfolio manager of the Marsico Midcap Growth Focus Fund. Effective September 16, 2022, Peter C. Marsico and James D. Marsico will each serve with Thomas F. Marsico as co-portfolio managers of the Marsico Midcap Growth Focus Fund.

Accordingly, the following related changes are made to the Prospectus and the SAI:

PROSPECTUS

In the Prospectus “Fund Summaries – Marsico Midcap Growth Focus Fund” section on page 12 under the heading “Management,” the sub-heading “Portfolio Manager” and the discussion thereunder are amended to state:

“Portfolio Managers: The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for day-to-day management of the Fund are Thomas F. Marsico, who has managed the Fund since June 2022, Peter C. Marsico, who has co-managed the Fund since September 2022, and James D. Marsico, who has co-managed the Fund since September 2022.”

In the Prospectus “Fund Management” section on page 32 under the heading “The Portfolio Managers,” the discussion of “The Midcap Growth Focus Fund” is amended to state:

“Thomas F. Marsico co-manages the Midcap Growth Focus Fund. Information relating to Mr. Marsico is provided above.

Peter C. Marsico co-manages the Midcap Growth Focus Fund. Information relating to Mr. Marsico is provided above.

James D. Marsico co-manages the Midcap Growth Focus Fund. Information relating to Mr. Marsico is provided above.”

STATEMENT OF ADDITIONAL INFORMATION

In the SAI “Portfolio Managers” section on page 76, the discussion under the heading “Portfolio Managers” is amended to state, “Thomas F. Marsico, Peter C. Marsico, and James D. Marsico are the portfolio managers of the Midcap Growth Focus Fund.”

In the SAI “Portfolio Managers” section on page 77, the information in the chart regarding Thomas F. Marsico, Peter C. Marsico and James D. Marsico is replaced in its entirety by the following information (as of August 31, 2022):

Portfolio Manager	Other Registered Investment Companies	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Thomas F. Marsico	0	$0	3	$243.7	28	$1,006.9 (includes four model portfolios*)	$1,250.6
Accounts where a portion of the advisory fee is based on account performance (subset of above)**	0	$0	2	$16.5	0	$0	$16.5
Peter C. Marsico	0	$0	1	$227.2	18	$535.2 (includes one model portfolio***)	$762.4
Accounts where a portion of the advisory fee is based on account performance (subset of above)	0	$0	0	$0	0	$0	$0
James D. Marsico	0	$0	1	$227.2	20	$536.7 (includes one model portfolio***)	$763.9
Accounts where a portion of the advisory fee is based on account performance (subset of above)	0	$0	0	$0	0	$0	$0

*	The model portfolios represent approximately $14.1 million in four managed account programs that may have a number of underlying accounts.
**	Marsico Capital currently has performance fee arrangements with certain non-U.S. sub-advised pooled investment vehicles organized in Canada.
***	The model portfolio represents approximately $10.3 million in one managed account program that may have a number of underlying client accounts.

In the SAI “Portfolio Managers” section on page 80 under the heading “Portfolio Manager Fund Ownership,” the table is amended to reflect that as of August 31, 2022, Thomas F. Marsico beneficially owned over $1,000,000 in shares of the Marsico Midcap Growth Focus Fund, Peter C. Marsico beneficially owned $0 in shares (“None”) of the Marsico Midcap Growth Focus Fund, and James D. Marsico beneficially owned between $100,001-$500,000 in shares of the Marsico Midcap Growth Focus Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE